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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT






                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported):  January 12, 2000
                                                   ----------------

                     Wells-Gardner Electronics Corporation
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Illinois                      1-8250                  36-1944630
----------------------------        ------------          -------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)          Identification No.)


           2701 North Kildare Avenue, Chicago, IL                 60639
           --------------------------------------                 -----
           (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code (773)252-8220
                                                           -------------

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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

(a) On January 12, 2000, American Gaming & Electronics, Inc., a Nevada corporation and wholly-owned subsidiary of Wells-Gardner ("AGE-Nevada"), purchased certain of the assets of each of American Gaming & Electronics, Inc., a New Jersey corporation ("AGE-New Jersey"), and American Gaming & Electronics of Florida, Inc., a Florida corporation ("AGE-Florida"), and each of Ben Domenico, James Irvin, Dave Mysel and Rocky D'Aquilante (collectively, the "Shareholders"). Such assets include goodwill and other assets used in connection with the design, sale, marketing, manufacturing, distribution and service of new and remanufactured gaming machines and parts for gaming machines (the "Business"). The purchase price (as described below) was based on arms' length negotiations between AGE-Nevada and AGE-New Jersey, AGE-Florida and the Shareholders.

         The acquisition of the assets (the "Acquisition") was completed pursuant to an Asset Purchase Agreement between AGE-Nevada, AGE-New Jersey, AGE-Florida and each of the Shareholders dated January 12, 2000 and a Shareholder Purchase Agreement between AGE-Nevada and the Shareholders dated January 12, 2000 (the "Shareholders Purchase Agreement").

         Pursuant to such agreements, AGE-Nevada paid $780,714.75 to the Shareholders and deposited an additional $619,385.25 of the purchase price otherwise payable to the Shareholders into an escrow account to be held pursuant to the terms of the Escrow Agreement between AGE-Nevada, each of AGE-New Jersey and AGE-Florida, the Shareholders and American National Bank and Trust Company of Chicago, as escrow agent. In addition, pursuant to the terms of the Shareholder Purchase Agreement, the Shareholders will be eligible to receive certain contingent payments in the future from AGE-Nevada provided that AGE-Nevada meets certain operating income targets.

         Wells-Gardner funded the Acquisition with its general line of credit pursuant to that certain Loan Agreement between Wells-Gardner and American National Bank and Trust Company of Chicago dated June 5, 1998. This Loan Agreement was filed as Exhibit 2.2 to the Current Report on Form 8-K Wells-Gardner filed with the Securities and Exchange Commission ("SEC") on June 16, 1998.

(b) Certain of the assets acquired pursuant to the Acquisition constitute equipment or other physical property used by AGE-New Jersey and AGE-Florida in the Business. AGE- Nevada will continue to use the acquired assets for the same purposes.

Risks Associated with the Acquisition.

         If Wells-Gardner is unable to successfully integrate the Business into its operations, Wells- Gardner may not be able to realize expected operating efficiencies, eliminate redundant costs or

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operate the Business profitably. The integration of the Business is subject to a number of risks, including risks that:

         - The Acquisition could divert management's attention from the daily operations of Wells-Gardner and otherwise require additional management, operational and financial resources;

         - the acquisition of required gaming licenses may be impossible or may take longer or cost more than expected;

         - Wells-Gardner may be unable to retain customers or key employees of AGE-New Jersey and/or AGE-Florida; and

         - the Business might involve additional liabilities and problems that Wells-Gardner did not anticipate at the time of the Acquisition.

Forward Looking Statements.

         Certain statements included in this Current Report on Form 8-K, other than historical facts, are forward-looking statements (as such term is defined in the Securities Exchange Act of 1934, and the regulations thereunder) which are intended to be covered by the safe harbors created thereby.

         Forward-looking statements include, without limitation, statements as to Wells-Gardner's objective to grow through strategic acquisitions and internal growth, the impact of acquisitions on Wells-Gardner's earnings, Wells-Gardner's ability to realize operating efficiencies in the integration of its acquisitions, trends in Wells-Gardner's future operating performance, the effects of legal or governmental proceedings, the effects of changes in accounting pronouncements and statements as to Wells-Gardner's or management's beliefs, expectations or opinions. Forward-looking statements are subject to risks and uncertainties and may be affected by various factors which may cause actual results to differ materially from those in the forward-looking statements. In addition to the factors discussed in this report, certain risks, uncertainties and other factors, including, without limitation, the risk that Wells-Gardner will not be able to realize operating efficiencies in the integration of its acquisitions, risks associated with growth and future acquisitions, fluctuations in quarterly operating results and the other risks detailed from time to time in filings with the SEC can cause actual results and developments to be materially different from those expressed or implied by such forward-looking statements.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         Pursuant to Rule 3-05 of SEC Regulation S-X, Wells-Gardner is not required to file financial statements of AGE-New Jersey or AGE-Florida.

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(b)      Pro Forma Financial Information.

         Pursuant to Rule 3-05 of SEC Regulation S-X, Wells-Gardner is not required to file any pro forma financial information in connection with the Acquisition.

(c)      Exhibits.

         2.1 Asset Purchase Agreement by and among AGE-Nevada, each of AGE-New Jersey and AGE-Florida and the Shareholders, dated as of January 12, 2000.

         2.2 Shareholder Purchase Agreement by and among AGE-Nevada and the Shareholders, dated as of January 12, 2000.

         2.3 Escrow Agreement by and among AGE-Nevada, each of AGE-New Jersey and AGE-Florida, the Shareholders and American National Bank and Trust Company of Chicago, dated as of January 12, 2000.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WELLS-GARDNER
                                             ELECTRONICS CORPORATION



Dated:  January 27, 2000                     By: /s/ George B. Toma
                                                --------------------------------

                                                George B. Toma, CPA, CMA
                                                Vice President of Finance, Chief
                                                Financial Officer and Treasurer




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                                  Exhibit Index


                                                                                    Sequential
                                                                                       Page
     Exhibit #                                Item                                    Number
-------------------    --------------------------------------------------       ------------------
        2.1            Asset Purchase Agreement by and                                  7
                       among American Gaming & Electronics,
                       Inc., a Nevada corporation, each of
                       American Gaming & Electronics, Inc., a
                       New Jersey corporation and American
                       Gaming & Electronics of Florida, Inc.,
                       a Florida corporation, and each of Ben Domenico,
                       James Irvin, Dave Mysel and Rocky D'Aquilante, dated
                       as of January 12, 2000.

        2.2            Shareholder Purchase Agreement by and                            54
                       among American Gaming & Electronics,
                       Inc., a Nevada corporation, and each of
                       Ben Domenico, James Irvin, Dave
                       Mysel and Rocky D'Aquilante, dated as
                       of January 12, 2000.

        2.3            Escrow Agreement by and among                                    89
                       American Gaming & Electronics, Inc., a
                       Nevada corporation, each of American
                       Gaming & Electronics, Inc., a New
                       Jersey corporation, and American
                       Gaming & Electronics of Florida, Inc.,
                       a Florida corporation, each of Ben Domenico, James
                       Irvin, Dave Mysel and Rocky D'Aquilante, and
                       American National Bank and Trust Company of Chicago,
                       dated as of January 12, 2000.





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